                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1994 to April 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11 day of May, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1994

                            CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                            TRUST ACCOUNT #3331875-0
                            REMITTANCE DATE: 5/16/94

                                                   Total $        Per $1,000
                                                    Amount         Original
                                                 ------------     -----------
Class A Certificates
- - --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                              7,994,965.50

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                    801,346.84      4.57912480
          b. Class A-2 Interest                    487,500.00      5.41666667
          c. Class A-3 Interest                    316,250.00      5.75000000
          d. Class A-4 Interest                    405,078.00      6.00000000
          e. Class A-5 Interest                    716,062.56      6.37499999

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00             .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                    .00             .00

B.   Principal

     (5)  Formula Principal Distribution
          Amount                                 3,584,859.11             N/A
          a. Scheduled Principal                 1,386,880.87             N/A
          b. Principal Prepayments               2,197,978.24             N/A
          c. Liquidated Contracts                         .00             N/A
          d. Repurchases                                  .00             N/A

     (6)  Pool Scheduled Principal
          Balance                              554,746,480.85     987.77153491

    (6a)  Pool Factor                               .98777153

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date        .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)             88.94%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1994
                                     Page 2

                              CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                              TRUST ACCOUNT #3331875-0
                              REMITTANCE DATE: 5/16/94

                                            Total $       Per $1,000
                                            Amount         Original
                                         ------------     -----------
  (9)  Class A Percentage for the following
       Remittance Date                         88.29%

 (10)  Class A Principal Distribution:
       a. Class A-1                      3,584,859.11     20.48490920
       b. Class A-2                               .00             .00
       c. Class A-3                               .00             .00
       d. Class A-4                               .00             .00
       e. Class A-5                               .00             .00

 (11)  Class A-1 Principal Balance     168,132,320.85    960.75611914
(11a)  Class A-1 Pool Factor                .96075612

 (12)  Class A-2 Principal Balance      90,000,000.00    1000.0000000
(12a)  Class A-2 Pool Factor               1.00000000

 (13)  Class A-3 Principal Balance      55,000,000.00    1000.0000000
(13a)  Class A-3 Pool Factor               1.00000000

 (14)  Class A-4 Principal Balance      67,513,000.00    1000.0000000
(14a)  Class A-4 Pool Factor               1.00000000

 (15)  Class A-5 Principal Balance     112,323,539.00    1000.0000000
(15a)  Class A-5 Pool Factor               1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance
       Date                                       .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                          898,961.06              38

 (18)  60 days or more                     408,529.24              15

 (19)  Current Month Repossessions          59,415.18               3

 (20)  Repossession Inventory              113,315.14               4

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1994
                                     Page 3

                              CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                              TRUST ACCOUNT #3331875-0
                              REMITTANCE DATE: 5/16/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in January 1999)

(21) Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current
        Remittance Date                                        .07%

    (b) Average Sixty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 4%)                             .00%

(22) Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current
        Remittance Date                                        .16%

    (b) Average Thirty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 6%)                             .00%

(23) Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for the current Remittance
        Date (as a percentage of Cut-off Date Pool Principal
        Balance; may not exceed 7% from April 1, 1999 to
        March 31, 2000, 9% from April 1, 2000 to
        March 31, 2001 and 10% thereafter)                      N/A

(24)  Current Realized Losses Test

    (a) Current Realized Losses for current Remittance
        Date                                                    N/A

    (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
        average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
        may not exceed 2.75%)                                   N/A

(25)  Class B Principal Balance Test

    (a) Class B Principal Balance (before any distributions
        on current Remittance Date) divided by pool Scheduled
        Principal Balance for prior Remittance Date (must
        equal or exceed 22%) and the Class B Principal Balance
        as of such Remittance Date is greater than or equal
        to $11,232,283.00                                    11.06%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                        CLASS B1, B2 and C CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1994

                                   CUSIP#'S 393505BZ4, CA8
                                   REMITTANCE DATE: 5/16/94

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                  ------------   -------------

CLASS B1 CERTIFICATES
- - -----------------------
(1)   Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                             1,683,868.99

(2)   Class B-1 Remittance Rate (7.60% unless
      Weighted Average Contract Rate is
      below 7.60%)                                       7.60%

(3)   Aggregate Class B1 Interest                  160,056.00       6.33333333

(4)   Amount applied to Unpaid Class
      BI Interest Shortfall                               .00              .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                  .00              .00

(6)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date            .00

(7)   Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)               .00

(7a)  Class B Percentage for the following
      Remittance Date                                     .00

(8)   Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                               .00

(9a)  Class B1 Principal Shortfall                                         .00

(9b)  Unpaid Class B1 Principal Shortfall                                  .00

(10)  Class Principal Balance                                    61,777,621.00

(11)  Class B1 Principal Balance                                 25,272,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                        CLASS B1, B2 and C CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1994

                                   CUSIP#'S 393505BZ4, CA8
                                   REMITTANCE DATE: 5/16/94

Class B2 and C Certificates
- - -----------------------------
(12)  Remaining Amount Available             1,523,812.99

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                       7.85%

(14)  Aggregate Class B2 Interest              238,807.60       6.54166656

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00              .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                              .00              .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                         .00

(18)  Class B2 Principal Liquidation Loss Amount                       .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                        .00

(20)  Reserve Draw Amount                                              .00

(21)  Class B2 Principal Balance                             36,505,621.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                          232,638.06

(23)  2.60 Guarantee Fee                                      1,052,367.33

(24)  Class C Residual Payment                                         .00

(26)  Repossessed Contracts                                      59,415.18

(27)  Repossessed Contracts Remaining in Inventory              113,315.14

(28)  Weighted Average Contract Rate                               9.80477